UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2006

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-1375	95-0725980
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

20333 South Normandie Avenue, Torrance, California	90502
(Address of Principal Executive Offices)	(Zip Code)

(310) 787-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Employment Agreement

On June 2, 2006, Farmer Bros. Co. (the “Company”) entered into an Employment Agreement with Roger  M. Laverty III (“Employment Agreement”), pursuant to which the Company will employ Mr. Laverty as President and Chief Operating Officer commencing on July 24, 2006. Guenter W. Berger, the Company’s present Chairman, President and CEO, will relinquish the title of President effective upon commencement of Mr. Laverty’s employment as described in this Form 8-K under Item 5.02 below. Mr. Laverty, who will report to the Chief Executive Officer of the Company, will have oversight responsibility for the Company’s day-to-day operations.

The following description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, which is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Mr. Laverty’s initial annual base salary will be $320,000.  Mr. Laverty will be entitled to participate in the Company’s 2005 Incentive Compensation Plan (or any successor plan) (the “2005 Plan”), which was previously filed as Exhibit 99.1 to the Company’s Form 8-K filed with the SEC on October 12, 2005 and incorporated herein by reference.  All 2005 Plan provisions will apply, except that the Target Awards (as defined in the 2005 Plan) made to Mr. Laverty under the 2005 Plan as a percentage of base salary will be equal to the Target Awards made to Mr. Berger.

Mr. Laverty will be entitled to all benefits and perquisites provided by the Company to its CEO, including use of a Company car, paid vacation (pre-accrued for fiscal 2007), group health insurance, life insurance, key person life insurance, business travel insurance, retirement plan, 401(k) plan, employee stock ownership plan, cell phone, Company credit card, and business expense reimbursement.

Mr. Laverty’s employment may be terminated by the Company at any time with or without Cause (as defined in the Employment Agreement).  Mr. Laverty’s employment will terminate upon his resignation, with or without Good Reason (as defined in the Employment Agreement), death or permanent incapacity.  Good Reason includes, among other things, the failure of the Company to adopt during calendar year 2007 a long-term incentive plan in which Mr. Laverty is eligible to participate, and the failure of the Board to elect Mr. Laverty as the Company’s Chief Executive Officer prior to January 1, 2008.

Under the Employment Agreement, upon termination for any reason, the Company will pay to Mr. Laverty his accrued base salary and accrued but unused vacation.  In addition, if such termination occurs at the election of the Company without Cause or by Mr. Laverty’s resignation with Good Reason, Mr. Laverty will continue to receive his base salary and continuing health care benefits for a period of one (1) year from the effective termination date, plus an amount equal to his Target Award for the fiscal year in which such termination is effective, prorated through the effective termination date.  Receipt of the severance amounts set forth in the preceding sentence is conditioned upon execution of a general release of claims against the Company.  The Company will also pay a prorated portion of the Target Award in the event of death or disability.  Notwithstanding the foregoing, if Mr. Laverty becomes eligible for severance benefits under the Change in Control Severance Agreement described below under this Item 1.01, the benefits provided under that agreement will be in lieu of, and not in addition to, the severance benefits under the Employment Agreement.

Indemnification Agreement

On June 2, 2006, the Company entered into an Indemnification Agreement with Mr. Laverty effective upon commencement of Mr. Laverty’s employment with the Company.  The Indemnification Agreement is substantially the same form previously executed by all current members of the Company’s Board of Directors, namely Kenneth R. Carson, Lewis A. Coffman, Thomas A Maloof, John H. Merrell, John Samore, Jr., Carol Farmer Waite, and Guenter W. Berger, the Company’s present Chairman, President and CEO, and each of the Company’s other executive officers, namely John E. Simmons, Treasurer and Chief Financial Officer, Michael J. King, Vice President, Sales, and John M. Anglin, Secretary.  A copy and brief description of the terms and conditions of the form of Indemnification Agreement were previously filed by the Company on Form 8-K filed with the SEC on May 22, 2006 and incorporated herein by reference.

Change in Control Severance Agreement

On June 2, 2006, the Company entered into a Change in Control Severance Agreement (“Laverty Severance Agreement”) with Mr. Laverty effective upon commencement of Mr. Laverty’s employment with the Company.  The Laverty Severance Agreement is substantially the same form previously executed by Guenter W. Berger, John E. Simmons and Michael J. King, with the exception that the Laverty Severance Agreement provides that, in the event of a triggering event, Mr. Laverty’s bonus payment will be based on the number of completed fiscal years that Mr. Laverty has been in the employ of the Company if fewer than three and, if a triggering event occurs before a bonus for fiscal 2007 is awarded to Mr. Laverty under the 2005 Plan, Mr. Laverty’s aggregate bonus amount will be $170,909. A brief description of the terms and conditions of the form of Severance Agreement (other than the specific terms relating to Mr. Laverty described herein) was previously filed by the Company in its definitive Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, filed with the SEC on October 24, 2005 and incorporated herein by reference.  The above description of the Laverty Severance Agreement does not purport to be complete and is qualified in its entirety by reference to the Change in Control Severance Agreement (Laverty), which is attached to this Form 8-K as Exhibit 10.4 and is incorporated herein by reference.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)           Guenter W. Berger, the Company’s present Chairman, President and CEO, will relinquish the title of President of the Company effective upon commencement of Mr. Laverty’s employment as President and Chief Operating Officer of the Company as described in this Form 8-K above under Item 1.01.  Mr. Berger will continue as the Company’s Chairman and CEO.

(c)           On June 5, 2006, the Company announced that it has named Mr. Laverty as the Company’s President and Chief Operating Officer.  Mr. Laverty’s employment will commence on July 24, 2006 or on such other date as Mr. Laverty and the Company’s Chief Executive Officer may mutually agree. The Company will employ Mr. Laverty pursuant to the terms of the Employment Agreement, the terms of which are described above under Item 1.01 and incorporated in this Item 5.02 by reference. The press release relating to Mr. Laverty’s employment by the Company is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Prior to joining the Company, Mr. Laverty, age 58, was the President and Chief Executive Officer of Diedrich Coffee, Inc., a specialty coffee roaster, wholesaler and retailer, from 2003 to December 2005.  During 2002, Mr. Laverty served as Interim Chief Executive Officer and Director of Sabeus Photonix, Inc., an in-fiber telecommunications company.  From 1999 through 2002, Mr. Laverty served as Chairman and Chief Executive Officer of Prime Advantage, Inc., a start-up company providing demand aggregation services for direct materials and freight to mid-market manufacturers and distributors.  Prior to 1999, Mr. Laverty spent 19 years in executive positions, including Chief Executive Officer and Director, of Smart & Final, Inc., an operator of non-membership grocery warehouse stores for food and foodservice supplies.  Mr. Laverty attended Stanford University, where he received a B.A. in Economics in 1969 and a Juris Doctor from Stanford Law School in 1972.

There are no understandings or arrangements between Mr. Laverty and any other person pursuant to which Mr. Laverty was selected as President and Chief Operating Officer.  Mr. Laverty has no family relationship with any director or executive officer of the Company.  Mr. Laverty has not had and presently does not have a direct or indirect material interest in any currently proposed transactions to which the Company is to be a party in which the amount involved exceeds $60,000.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           Amendment to Bylaws.

Effective June 2, 2006, in connection with the employment of Mr. Laverty as President and Chief Operating Officer, the Board of Directors of the Company approved the amendment and restatement of the Company’s By-Laws (the “Amended By-Laws”) to, among other things, distinguish between the offices of “Chairman of the Board of Directors,” “Chief Executive Officer” and “President.”  The Company’s prior By-Laws, which were adopted as of February 17, 2004 and previously amended as of March 4, 2004, did not specifically provide for such distinction.  Consistent with the foregoing, the Company amended the following sections of the prior By-Laws:  Section 2.5 (Special Meetings); Section 2.15 (Inspectors of Election); Section 3.4 (Meetings); Section 3.6 (Resignations and Removals of Directors); and Article IV (Officers), with the exception of Section 4.2 which was unchanged.

The description of the Amended By-Laws contained in this Form 8-K is qualified in its entirety by reference to the full text of the prior By-Laws, a copy of which was filed as Exhibit 3.2 to the Company’s Form 10-Q for the quarter ended March 31, 2004 filed with the SEC on May 13, 2004 and incorporated herein by reference, and the Amended By-Laws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

3.1	By-Laws (filed as Exhibit 3.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 and incorporated herein by reference)

3.2	Amended and Restated By-Laws

10.1*	Employment Agreement, dated as of June 2, 2006, by and between Farmer Bros. Co. and Roger M. Laverty III

10.2*	Farmer Bros. Co. 2005 Incentive Compensation Plan (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 12, 2005 and incorporated herein by reference)

10.3*

Form of Indemnification Agreement for Directors and Officers of the Company (filed as Exhibit 10.01 to the Company’s Current Report on Form 8-K filed with the SEC on May 22, 2006 and incorporated herein by reference)

10.4*	Change in Control Severance Agreement (Laverty), dated as of June 2, 2006, by and between Farmer Bros. Co. and Roger M. Laverty III

99.1	Press Release, dated June 5, 2006, naming Roger M. Laverty III as President and Chief Operating Officer of Farmer Bros. Co.

* Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 8, 2006

FARMER BROS. CO.

By:	/S/ JOHN E. SIMMONS
Name: John E. Simmons
Title: Treasurer, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Bylaws (filed as Exhibit 3.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 and incorporated herein by reference)

3.2	Amended and Restated Bylaws

10.1*	Employment Agreement, dated as of June 2, 2006, by and between Farmer Bros. Co. and Roger M. Laverty III

10.2*	Farmer Bros. Co. 2005 Incentive Compensation Plan (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 12, 2005 and incorporated herein by reference)

10.3*

Form of Indemnification Agreement for Directors and Officers of the Company (filed as Exhibit 10.01 to the Company’s Current Report on Form 8-K filed with the SEC on May 22, 2006 and incorporated herein by reference)

10.4*	Change in Control Severance Agreement (Laverty), dated as of June 2, 2006, by and between Farmer Bros. Co. and Roger M. Laverty III

99.1	Press Release, dated June 5, 2006, naming Roger M. Laverty III as President and Chief Operating Officer of Farmer Bros. Co.

* Management contract or compensatory plan or arrangement.